Exhibit 10.3

Comprehensive 401(k) Plan
Nonstandardized Safe Harbor Adoption Agreement

EMPLOYER INFORMATION

Name of Adopting Employer: Talecris Biotherapeutics Holdings Corp.

Address:  79 TW Alexander Drive, 4101 Research Commons

City: Research Triangle Park  State: NC   Zip: 27709

Telephone                                           Adopting Employer’s Federal Tax Identification Number: 34-2032472

Name of Plan: Talecris Biotherapeutics Holdings Corp. Employee Savings Plan

Plan Sequence Number: 001  Adopting Employer’s Fiscal Year End (specify month and day): 12/31

Trust Identification Number (if applicable) Account Number: 097390

☐ Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement listing each Related Employer who will participate in this Plan.

Type of Business (select one):

☐ Sole Proprietorship ☐ Partnership ☒ C Corporation ☐ S Corporation ☐ Other (specify)

SECTION ONE:  EFFECTIVE DATES
Complete Part A or B

Part A.           Effective Date

This is the initial adoption of a profit sharing plan by the Employer.

The Effective Date of this Plan is 04/01/05.

NOTE:  The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

 Part B.           Restatement Date

This is a restatement of an existing qualified plan (a Prior Plan).

The Prior Plan was initially effective on

The Effective Date of this restatement is

NOTE:  The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

SECTION TWO:  ELIGIBILITY
Complete Parts A through D

Part A.              Employer Profit Sharing Contributions

1.     Age and Years of Eligibility Service
Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement after attaining age            (no more than 21).

Years of Eligible Service Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section Three

of the Adoption Agreement after completing                 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

2.     Employees as of Effective Date

Will an Employee employed as of the Effective Date of this Plan who has not otherwise met the age and Years of Eligibility Service requirements specified above for Employer Profit Sharing Contributions be considered to have met those requirements of the Effective Date (select one)?

Option 1: ☐ Yes.

Option 2: ☒ No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

3.     Exclusive of Certain Classes of Employees

An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of my Employer Profit Sharing Contribution made pursuant to Section Three of the Adoption Agreement unless such Employee is (select any that apply):

a.    ☒   Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that government are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.    ☐   A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.    ☐   Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410 (b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

d.    ☒   A Leased Employee.

e.    ☐   A Highly Compensated Employee.

f.    ☐   Incorrectly determined to be other than an Employee of the Employer (e.g., an independent contractor).

g.    ☒  Other (define) casual employees, seasonal or co-op employees, student interns, work-study students

4.     Entry Dates

The Entry Dates for purposes of Employer Profit Sharing Contributions shall be (select one):

Option 1: ☐      The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2: ☐      The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3: ☐      The first day of the Plan Year.

Option 4: ☒      Other (specify) upon eligibility

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part B.              Effective Deferrals

1.     Age and Years of Eligibility Service

Age Requirement. An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) after attaining age            (no more than 21).

Years of Eligibility Service Requirement. An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) after completing               (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.

2.     Employees Employed as of Effective Date

Will an Employee employed as of the date that Elective Deferrals may commence, who has not otherwise met the age and Years of Eligibility Service requirements specified above for Elective Deferrals, be considered to have met those requirements as of the date on which Elective Deferrals may begin to be made to the Plan?

Option 1:  ☐ Yes.

Option 2:  ☒ No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

3.     Exclusion of Certain Classes of Employees

An Employee will be eligible to become a Contributing Participant (and thus eligible to make Elective Deferrals) unless such Employee is (select any that apply):

a.    ☒   Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant t that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.    ☐   A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)of the Code).

c.    ☐   Employees who became Employees as the result of a transaction under Section 410(b)(6)(C) of the Code. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

d.    ☒   A Leased Employee.

e.    ☐   A Highly Compensated Employee.

f.    ☒   Incorrectly determined to be other than an Employee of the Employer (e.g. an independent contractor).

g.    ☒  Other (define) casual employees, seasonal or co-op employees, student interns, work-study students

4.     Entry Dates

The Entry Dates for purposes of making Elective Deferrals shall be (select one):

Option 1:  ☐      The first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 2:  ☐      The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3:  ☐     The first day of the Plan Year.

Option 4:  ☒     Other (specify)upon eligibility

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part C.              Matching Contributions

1.     Age and Years of Eligibility Service

Age Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age           (no more than 21).

Years of Eligibility Service Requirement. If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after completing             (enter 0, 1, 2 or any fraction) Years of Eligibility Service.

2.     Employees Employed as of the Effective Date

If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, will an Employee employed as of the date that Matching Contributions may commence, who has not otherwise met the age and Years of Eligibility Service requirements specified above for Matching Contributions, be considered to have met those requirements as of the date on which Matching Contributions may begin to be made to the Plan?

Option 1:  ☐     Yes.

Option 2:  ☒     No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

3.     Exclusion of Certain Classes of Employees

A Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions if applicable), unless such Employee is (select any that apply):

a.    ☒   Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Income Tax Regulations. For this purpose, the term “employment representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

b.    ☐   A nonresident alien (within the meaning of Section 7701(b)(1)(B) of the Code) who received no carried income (within the meaning of Section 911 (d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

c.    ☐   Employees who became Employees as a result of a transaction under Section 410(b)(6)(C) of the Coe. Such Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A transaction under Section 410(b)(6)(C) of the Code is an asset or stock acquisition, merger, or similar transaction involving a change in the employer or the employees of a trade or business.

d.   ☒   A Leased Employee.

e.    ☐   A Highly Compensated Employee.

f.   ☒    Incorrectly determined to be other that an Employee of the Employer (e.g., an independent contractor).

g.   ☒   Other (define) casual employees, seasonal employees, student interns, work-study students

4.     Entry Dates

If Matching Contributions (or Qualified Matching Contributions) will be made to the Plan, the Entry Dates for purposes of Matching Contributions (for Qualified Matching Contributions, if applicable) shall be (select one):

Option 1:  ☐       The first day of the plan Year and the first day of the seventh month of the Plan Year.

Option 2:  ☐       The first day of the Plan Year and the first day of the fourth, seventh and tenth months of the Plan Year.

Option 3:  ☐       The first day of the Plan year.

Option 4:  ☒       Other (specify)  upon eligibility

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. Option 3 or Option 4 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of :  (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) six months after the date the Employee satisfies such requirements.

Part D                     Hours Requested for Eligibility Purposes

1.                      Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

2.                       Hours of Service (no more than 500 but less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Eligibility Service.

3.        For purposes of determining Years of Eligibility Service, an Employee shall be given credit for Hours of Service with the following

SECTION THREE:  CONTRIBUTIONS
Complete Parts A through I

Part A.              Employer Profit Sharing Contributions

1.     Contributions Formula (select one):

Option 1:  ☒       Discretionary Formula. For each plan Year the Employer will contribute an amount to be determined from year to year.

Option 2:  ☐       Fixed Formula.            percent of the Compensation of all Qualifying Participants under the plan for the Plan Year.

Option 3:  ☐       Fixed Percent of Profits Formula.            percent of the Employer’s profits that were in excess of $          .

Option 4:  ☐       Frozen Plan. This Plan is frozen effective                  and the Employer will not make additional contributions to the plan after such date.

Option 5:  ☐       Government Contract Formula. For each Hour of Service of covered employment under a government contract, the Employer shall contribute an amount as described in Section 3.01(B)(3) of the Plan.

Option 6:  ☐       Not applicable. The Employer will not make Employer Profit Sharing Contributions to this Plan.

Note:  If no option is selected, Option 1 shall be deemed to be selected. If Option 5 is selected, the government contract allocation formula must be selected in item 2 below.

2.     Allocation Formula (select one)

Option 1:  ☒     Pro Rata Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

Option 2:  ☐     Flat Dollar Formula. Employer Profit Sharing Contributions allocated to the Individual Accounts of

Qualifying Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.

Option 3:  ☐       Integrated Formula. Employer Profit Sharing Contributions shall be allocated pursuant to the integrated allocation formula in Section 3.01(B)(2) of the Plan.

The integration level will be (select one);

Suboption (a):      ☐        The Taxable Wage Base.

Suboption (b):      ☐        $                     (a dollar amount less than the Taxable Wage Base).

Suboption (c):      ☐                         percent (not more than 100 percent) of the Taxable Wage Base.

Note:  If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 4:  ☐       Government Contract Formula. Employer profit Sharing Contributions shall be allocated pursuant to the government contract contribution formula selected in Part A, item 1 above.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. Notwithstanding the foregoing, if no option is selected and the government contract contribution formula is selected in item 1 above, Option 4 will be deemed to be selected. Option 4 cannot be selected unless the government contract contribution formula in item 1 above applies.

3.        Qualifying Participants

A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contributions for any Plan Year only if the Participant is a Participant who has satisfied all of the requirements of Section Two, Part A of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one or more):

Option 1:  ☐       No additional Conditions.

Option 2:  ☐       Hours of Service Requirement. The Participant completes at least                    (not more than 1000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☐       The Participant’s Death

☐       The Participant’s Termination of Employment after having incurred a Disability.

☐       The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐       The Participant is employed on the last day of the Plan Year.

☐       The condition will not be waived.

Option 3:  ☒     Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☒       The Participant’s Death

☒       The Participant’s Termination of Employment after having incurred a Disability.

☒       The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐       The Participant’s Termination of Employment after having completed at least           Hours of Service during the Plan Year.

☐       The condition will not be waived.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

4.        Contributions to Disabled Participants

Will a Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Section 3.01(B)(1) of the Plan (select one)?

Option 1:  ☐     Yes.

Option 2:  ☒     No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

5.        One-Time Irrevocable Elections

May an Employee make a one-time irrevocable election, as described in Section 3.02 of the Plan, upon first becoming eligible to participate in the Plan to have the Employer make Employer Profit Sharing Contributions to the Plan on such Employee’s behalf (select one)?

Option 1:  ☐     Yes.

Option 2:  ☒     No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

Part B.              Elective Deferrals

1.     Authorization of Elective Deferrals

Will Elective Deferrals be permitted under this Plan? (select one)

Option 1:  ☒     Yes.

Option 2:  ☐     No.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. Complete the remainder of Part B only if Option 1 is selected.

Elective Deferrals may commence on March 1, 2005

NOTE:  This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

2.     Limits on Elective Deferrals

If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

Option 1:  ☒     An amount equal to a percentage of the Contributing Participant’s Compensation from 1         percent to 18          percent in increments of 1           percent.

Option 2:  ☐     An amount of the Contributing Participant’s Compensation not less than $                     and not more than $                     .

Option 3:  ☐     An amount equal to a percentage of the Contributing Participant’s Compensation not to exceed the limits imposed by Sections 401(k), 402(g) and 415 of the Code.

The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant’s Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

NOTE:  Unless specified otherwise in this Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant’s salary reduction agreement.

3.     Separate Deferral Election for Bonuses

Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant make a separate deferral election to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash (select one)?

Option 1:  ☐     Yes.

Option 2:  ☒     No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled “Limits on Elective Deferrals” unless such limits are prescribed by the Code or related regulations.

4.     Ceasing Elective Deferrals

A Contributing Participant may prospectively revoke a salary reduction agreement to cease Elective Deferrals (select one):

Option 1:  ☐     As of the first day of the Plan Year and the first day of the seventh month of the Plan year.

Option 2:  ☐     As of the first day of any quarter.

Option 3:  ☐     As of the first day of any month.

Option 4:  ☐     As of any Entry Date;

Option 5:  ☒     As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6:  ☐     Other (Specify, must be at least once per year.)

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

5.     Return as a Contributing Participant After Ceasing Elective Deferrals

A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (select one):

Option 1:  ☐     No sooner than as of the first day of the next Plan Year.

Option 2:  ☐     As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 3:  ☐     As of the first day of any subsequent quarter.

Option 4:  ☐     As of any subsequent Entry Date.

Option 5:  ☒     As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6:       Other (Specify, one or more dates established by the Plan Administrator in a uniform and nondiscriminatory manner and not later than the first day of the next Plan Year.)

NOTE:  If not option is selected, Option 2 shall be deemed to be selected.

6.     Changing Elective Deferral Amounts

A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals (select one):

Option 1:  ☐     As of the first day of the Plan Year and the first day of the seventh month of the Plan year.

Option 2:  ☐     As of the first day of any quarter.

Option 3:  ☐     As of the first day of any month.

Option 4:  ☐     As of any Entry Date;

Option 5:  ☒     As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 6:  ☐     Other (Specify, one or more dates established by the Plan Administrator in a uniform and nondiscriminatory manner.)

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

7.     Claiming Excess Elective Deferrals

A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit his or her claim in writing to the Plan Administrator by (select one):

Option 1:  ☒     March 1.

Option 2:  ☐     Other (specify a date not later than April 15)
                                                                                         .

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

8.     Automatic Elective Deferrals

a.        Authorization of Automatic Elective Deferrals

If an employee who has met the eligibility requirements set forth in Section Two, Part B of the Adoption Agreement fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee’s Compensation be automatically withheld and contributed to the Plan as an Elective Deferral?

Option 1:  ☐     Yes.

Option 2:  ☒     No.

b.        Amount of Automatic Elective Deferrals

The following percentage or amount of each eligible Employee’s Compensation will be automatically withheld and contributed to the Plan as an Elective Deferral (select and complete one):

Option 1:  ☐                      Percent.

Option 2:  ☐     $                         .

NOTE:  If no option is selected, Option 1 shall be deemed selected and three percent of Compensation shall be withheld.

Part C.              Matching Contributions

1.     Authorization of Matching Contributions

Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

Option 1:  ☐     Yes, but only with respect to a Contributing Participant’s Elective Deferrals.

Option 2:  ☐     Yes, but only with respect to a Participant’s Nondeductible Employee Contributions.

Option 3:  ☒     Yes, with respect to both Elective Deferrals and Nondeductible Employee Contributions.

Option 4:  ☐     No.

NOTE:  If no option is selected, Option 4 shall be deemed to be selected. Complete the remainder of this Part C only if Option 1, 2 or 3 is selected.

2.     Matching Contribution Formula

If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (select one)

Option 1:  ☐     An amount equal to                percent of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed                percent of the Contributing Participant’s Compensation.

Option 2:  ☒     An amount equal to the sum of 100            percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed 2            percent of the Contributing Participant’s Compensation plus 50           percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds 2         percent

but does not exceed 6          percent of the Contributing Participant’s Compensation.

Option 3:  ☐     Such amount, if any, equal to that percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

Option 4:  ☐     Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto)

                                                                                                     .

NOTE:  If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). The proper amount of Matching Contributions may be determined either periodically throughout the Plan Year (e.g., each payroll period) or at the end of each Plan Year as long as the proper amount is determined in a uniform and nondiscriminatory manner).

4.     Qualifying Contributing Participants

A Contributing Participant who satisfies the eligibility requirements described in this Section Two of the Adoption Agreement. Parts B and C will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (select one ore more):

Option 1:  ☒     No additional Conditions.

Option 2:  ☐     Hours of Service Requirement. The Contributing Participant completes at least            Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☐       The Contributing Participant’s Death

☐       The Contributing Participant’s Termination of Employment after having incurred a Disability.

☐       The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐       The Contributing Participant is employed on the last day of the Plan Year.

☐       The condition will not be waived.

Option 3:  ☐     Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select at least one):

☐       The Contributing Participant’s Death

☐       The Contributing Participant’s Termination of Employment after having incurred a Disability.

☐       The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐       The Contributing Participant’s Termination of Employment after having completed at least           Hours of Service during the Plan Year.

☐       The condition will not be waived.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

Part D.              Qualified Nonelective Contributions

1.     Qualified Nonelective Contribution Formula

For each Plan Year, the Employer may contribute an amount to be determined from year to year.

2.     Allocation of Qualified Nonelective Contributions

Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

Option 1:  ☐     In the ratio which each non-Highly compensated Employee Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

Option 2:  ☐     In the ratio which each Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all Participants for such Plan Year.

Option 3:  ☐     In the ratio which each non-Highly Compensated Employee Participant’s Compensation not in excess of $                        for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants entitled to an allocation not in excess of $                        for such Plan Year.

Option 4:  ☐     In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the

Actual Contribution Percentage test described in Section 3.14 of the Plan, or both.

Option 5:  ☒     In an amount, determined pursuant to Section 3.09 of the Plan, required to satisfy either the Actual Deferral Percentage test described in Section 3.13 of the Plan, the Actual Contribution Percentage test described in Section 3.14 of the Plan, or both. Notwithstanding anything in the Plan to the contrary, allocations will be made only to those non-Highly Compensated Employees who are employed on the last day of the applicable Plan Year.

NOTE:  If not option is selected, Option 4 shall be deemed to be selected.

Part E.               Qualified Matching Contribution Formula

If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Participant each Plan Year shall be (select one):

Option 1:  ☐               An amount equal to                percent of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed                percent of the Contributing Participant’s Compensation.

Option 2:  ☐               An amount equal to the sum of                percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed        percent of the Contributing Participant’s Compensation plus         percent of the portion of such Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds         percent but does not exceed         percent of the Contributing Participant’s Compensation.

Option 3:  ☒               Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage tests (described in Section 3.13 of the Plan) or the Actual Contribution Percentage tests (described in Section 3.14 of the Plan) for the Plan Year or both.

Option 4:  ☐               Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto)
                                                                                                                         .

NOTE:  If no option is selected, Option 3 shall be deemed to be selected.

2.     Participants Entitled to Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

Option 1:  ☒     Each Contributing Participant who makes Elective Deferrals who is a non-Highly Compensated Employee.

Option 2:  ☐     All Contributing Participants who make Elective Deferrals.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

3.        Plan Year Limit On Qualified Matching Contributions

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $                  or                   percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year.

Part F.               Safe Harbor CODA Contributions

A Plan intending to satisfy the requirements of Section 401(k)(12) and 401(m)(11) of the Code generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. See Notice 98-52, 1998-46 I.R.B. 16, Notice 2000-3, 2000-4 I.R.B. 413, and Rev. Proc. 2000-20, 2000-6 I.R.B. 553, for more information.

1.     Application of Safe Harbor CODA

Will the safe harbor CODA provisions of Section 3.15 of the Plan apply? (select one)?

Option 1:  ☐     Yes.

Option 2:  ☒     No.

NOTE:  If no opinion is selected, Option 2 will be deemed to be selected. Complete the remainder of this Part F only if Option 1 is selected. If Option 1 is selected, the safe harbor CODA provisions of the Plan shall apply for the Plan Year and any provisions relating to the ADP or ACP tests shall not apply.

2.     ADP Test Safe Harbor Contributions

In lieu of Basic Matching Contributions, the Employer will make the following contributions for the Plan Year (select one).

Option 1:  ☐     Enhanced Marching Contributions

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee in an amount equal to the sum of:

(i)       the Employee’s Elective Deferrals that do not exceed                percent of the Employee’s Compensation for the Plan Year plus

(ii)                      percent of the Employee’s Elective Deferrals that exceed                percent of the Employee’s Compensation for the Plan Year and that do not exceed                percent of the Employee’s Compensation for the Plan Year.

NOTE:  In the bank in (i) above and the second blank in (ii) above, insert a number that is equal to or greater than three, but less than or equal to six. The first and last blanks in (ii) must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase. For example, if “4” is inserted in the blank in (i), (ii) need not be completed.

Option 2:  ☐     Safe Harbor Nonelective Contributions

The Employer will make a Safe Harbor Nonelective Contribution to the account of each Eligible Employee in an amount equal to                 (not less than 3) percent of the Employee’s Compensation for the Plan Year.

Option 3:  ☐     Not Applicable.

The Employer will make Basic Matching Contributions as described in Section 3.15 of the Plan.

3.     Recipient Plan

The ADP Test Safe Harbor Contributions will be made to (select one only if Option 1 is selected for item 1 above):

Option 1:  ☐     This Plan.

Option 2:  ☐     Other plan (specify plan of the Employer)
                                                                                                                                          .

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

4.     ACP Test Safe Harbor Matching Contributions

NOTE:  No additional contributions are required in order to satisfy the requirements for a safe harbor CODA. However, if the Employer desires to make Matching Contributions other than Basic or Enhanced Matching Contributions, then the following must be completed.

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee in the amount of (select one):

Option 1:  ☐                      percent of the Employee’s Elective Deferrals that do not exceed six  percent of the Employee’s Compensation for the Plan Year.

Option 2:  ☐                      percent of the Employee’s Elective Deferrals that do not exceed                   percent of the Employee’s Compensation for the Plan Year plus                   percent of the Employee’s Elective Deferrals thereafter, but no Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation.

NOTE:  The number inserted in the third blank cannot exceed the number inserted in the first blank.

Option 3:  ☐     The Employee’s Elective Deferrals that do not exceed a percentage of the Employee’s Compensation for the Plan Years. Such percentage is determined by the Employer for the year but in no event can exceed four percent of the Employee’s Compensation.

Part G.              Other Contributions

1.     Rollover Contributions

May an Employee make rollover contributions to the Plan pursuant to Section 3.03 of the Plan (select one)?

Option 1:  ☒     Yes.

Option 2:  ☐     Yes, unless such Employee is part of an excluded class of Employees.

Option 3:  ☐     Yes, but only after becoming a Participant.

Option 4:  ☐     No.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

2.        Transfer Contributions

May an Employee make transfer contributions to the Plan pursuant to Section 3.04 of the Plan (select one)?

Option 1:  ☒     Yes.

Option 2:  ☐     Yes, unless such Employee is part of an excluded class of Employees.

Option 3:  ☐     Yes, but only after becoming a Participant.

Option 4:  ☐     Yes, but only if the assets are exempt from the Qualified Joint and Survivor Annuity rules as described in Section 5.13 of the Plan (without regards to Section 5.13(E) of the Plan) thereof.

Option 5:  ☐     No.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

3.        Nondeductible Employee Contributions

May an Employee make Nondeductible Employee Contributions pursuant to Section 3.08 of the Plan (select one)?

Option 1:  ☒  Yes.         If “Yes,” check here if such contributions will be mandatory. ☐

Option 2:  ☐  No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

Nondeductible Employee Contributions may commence on

                                                                                                                                                                   .

4.        Top-Heavy Contributions

a.        Minimum Allocation or Benefit

For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (select one):

Option 1:  ☒     To this Plan.

Option 2:  ☐     To the following plan maintained by the Employer (specify name and plan sequence number of plan)                                                                                                    .

Option 3:  ☐     In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

b.        Participants Entitled To Receive Minimum Allocation

Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (select one):

Option 1:  ☒     Participants who are not Key Employees.

Option 2:  ☐     All Participants.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

c.        Top-Heavy Ratio

For purposes of establishing the Present Value of benefits under a defined benefit plan to compute the top-heavy ratio as described in Section 7.19(B) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (select one):

Option 1:  ☒     Not applicable because the Employer has not maintained a defined benefit plan.

Option 2:  ☐     The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3:  ☐     Interest rate of             percent and the following mortality table (specify)
                                                                                                                         .

Part H.               Minimum Coverage Testing Alternatives

Will this Plan apply the automatic corrective procedures described in Section 3.01(B)(4) of the Plan for any year in which the minimum coverage test described in Section 410(b) of the Code is not satisfied (select one):

Option 1:  ☒  Yes.

Option 2:  ☐  Yes, but only with respect to Employer Profit Sharing Contributions.

Option 3:  ☐  Yes, but only with respect to Matching Contributions.

NOTE:  If no option is selected, Option 1 will be deemed to be selected.

Part I.                ADP and ACP Testing Alternatives

1.        Correction of Aggregate Limit

If the Aggregate Limit described in Section 3.14(B) of the Plan is exceeded, the following adjustments will be made in accordance with Section 3.14(B) of the plan (select one):

Option 1:  ☒ The ACP of Highly Compensated Employees will be reduced.

Option 2:  ☐ The ADP of Highly Compensated Employees will be reduced.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

2.        Current Year Testing Method

The testing method used for purposes of the ADP and ACP tests under this Plan shall be (select one);

Option 1:  ☐     Prior Year Teaching Method.

Initial Plan Year ADP

If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a):  ☐      3%

Suboption (b):  ☐     Such first Plan Year’s ADP.

NOTE:  If no suboption is selected, Suboption (a) shall be deemed to be selected.

Initial Plan Year ACP

If this is not a successor Plan, then, for the first Plan Year this Plan permits any Participant to make Nondeductible Employee Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a):  ☐      3%

Suboption (b):  ☐     Such first Plan Year’s ADP.

NOTE:  If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2:  ☒     Current Year Testing Method.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. If Option 2 is selected, the current year testing method must continue to be used unless (1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence; or (2) the Plan otherwise meets one of the conditions specified in Notice 98-1 (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method.

SECTION FOUR:  VESTING AND FORFEITURES
Complete Parts A through H

Part A.               Vesting Schedule For Employer Profit Sharing Contributions and Matching Contributions

A Participant shall become Vested in his or her Individual Account derived from Employer Profit Sharing Contributions and Matching Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows (select one vesting schedule for Employer Profit Sharing Contributions and one vesting schedule for Matching Contributions, if applicable).

1.        Current Vesting Schedule

YEARS OF VESTING SERVICE     VESTED PERCENTAGE

Profit Sharing	Option 1: ☐	Option 2: ☐	Option 3: ☒	Option 4: ☐	Option 5: ☐	Option 5:☐
Matching	Option 1: ☐	Option 2: ☐	Option 3: ☒	Option 4: ☐	(Complete if Chosen)	(Complete if Chosen)
Less than One	0%	0%	100%	0%	%	%
1	0%	0%	100%	0%	%	%
2	0%	20%	100%	0%	%	%
3	0%	40%	100%	20%	% (not less than 20%)	%(not less than 20%)
4	0%	60%	100%	40%	% (not less than 40%)	% (not less than 40%)
5	100%	80%	100%	60%	% (not less than 60%)	% (not less than 60%)
6	100%	100%	100%	80%	% (not less than 80%)	% (not less than 80%)
7	100%	100%	100%	100%	% (not less than 100%)	% (not less than 100%)

NOTE:  If no option is selected, Option 3 will be deemed to be selected for both Employer Profit Sharing Contributions and Matching Contributions.

2.        Prior Vesting Schedule (Complete this Part A, item 2 only if the plan has been amended to include a less favorable vesting schedule.)

YEARS OF VESTING SERVICE     VESTED PERCENTAGE

Profit Sharing	Option 1: ☐	Option 2: ☐	Option 3: ☐	Option 4: ☐	Option 5: ☐	Option 5:☐
Matching	Option 1: ☐	Option 2: ☐	Option 3: ☐	Option 4: ☐	(Complete if Chosen)	(Complete if Chosen)
Less than One	0%	0%	100%	0%	%	%
1	0%	0%	100%	0%	%	%
2	0%	20%	100%	0%	%	%
3	0%	40%	100%	20%	% (not less than 20%)	% (not less than 20%)
4	0%	60%	100%	40%	% (not less than 40%)	% (not less than 40%)
5	100%	80%	100%	60%	% (not less than 60%)	% (not less than 60%)
6	100%	100%	100%	80%	% (not less than 80%)	% (not less than 80%)
7	100%	100%	100%	100%	% (not less than 100%)	% (not less than 100%)

Part B.               Top-Heavy Vesting Schedule.

Pursuant to Section 4.01(B) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan’s regular vesting schedule provides for more rapid vesting) shall be (select one):

Option 1:  ☐  6 Year Graded.

Option 2:  ☐  3 Year Cliff.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected for those contributions identified in Part A above that are subject to a graded vesting schedule and Option 2 shall be deemed to be selected for those contributions identified in Part A above that are subject to a cliff vesting schedule.

Part C.               Hours Required for Vesting Purposes

1.                           Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

2.                               Hours of Service (no more than 500 but less than the number specified in Section Four, Part C, item 1, above) must be exceeded to avoid a Break in Vesting Service.

3.        For purposes of determining Years of Vesting Service, an Employee shall be given credit for Hours of Service with the following predecessor employer(s) (complete if applicable)

Part D.               Exclusion of Certain Years of Vesting Service

All of an Employee’s Years of Vesting Service with the Employer are counted to determine the Vested percentage in the Participant’s Individual Account except (select any that apply):

☐       Years of Vesting Service before the Employee reaches age 18.

☐       Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

☐       Years of Vesting Service during a period for which the Employee made no mandatory Nondeductible Employee Contributions.

Part E.               Fully Vested Under Certain Circumstances

Will a Participant be fully Vested under the following circumstances (answer “Yes” or “No” to each of the following items by selecting the appropriate box)?

1.	The Participant dies.	☒ Yes	☐ No

2.	The Participant incurs a Disability.	☒ Yes	☐ No

3.	The Participant satisfies the conditions for Early Retirement Age (if applicable)	☐ Yes	☒ No

Part F.               Allocation of Forfeitures of Employer Profit Sharing Contributions

Forfeitures shall be (select one)

Option 1:  ☐         Allocated to the Individual Accounts of the Participants specified below in the manner described in Section 3.01(B) of the Plan (for Employer Profit Sharing Contributions).

The Participants entitled to receive allocations of such Forfeitures shall be (select one):

Suboption (a):  ☐      Qualifying Participants.

Suboption (b):  ☐      All Participants.

NOTE:  If no suboption is selected, Suboption (a) shall be deemed to be selected.

Option 2:  ☒     Applied to reduce Employer Contributions.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected. Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan’s administrative expenses in accordance with Section 7.0d of the Plan or the restoration of Participant’s Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part G.               Allocation of Forfeitures of Matching Contributions

Forfeitures of Matching Contributions shall be (select one):

Option 1:  ☐     Allocated, after all other Forfeitures under the Plan, to each Participant’s Individual Account in the ration which each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

The Participants entitled to receive allocations of such Forfeitures shall be (select one):

Suboption (a):  ☐      Qualifying Contributing Participants.

Suboption (b):  ☐      Qualifying Participants.

Suboption (c):  ☐      All Participants.

NOTE:  If no suboption  is selected, Suboption (a) shall be deemed to be selected.

Option 2:  ☒     Applied to reduce Employer Contributions.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.Pursuant to Section 3.01(C) of the Plan and notwithstanding the election made above, the Employer may first apply forfeitures to either the payment of the Plan’s administrative expenses in accordance with Section 7.04 of the Plan or the restoration of Participant’s Individual Accounts pursuant to Section 4.01(C)(3) of the Plan.

Part H.               Allocation of Forfeitures of Excess Aggregate Contributions

Forfeitures of Excess Aggregate Contributions shall be (select one):

Option 1:  ☐     Allocated, after all other Forfeitures under the Plan, to each Qualifying Contributing Participant’s Matching Contribution account in the ratio which each Qualifying Contributing Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants for each Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

Option 2:  ☒     Applied to reduce Employer Contributions.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

SECTION FIVE:  DISTRIBUTIONS AND LOANS
Complete Parts A through E

Part A.            Distributable Events (Answer each of the following items.)

1.        Termination of Employment Before Normal Retirement Age

May a Participant who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions upon Termination of Employment?

Employer Profit Sharing
Contributions	☒ Yes	☐ No

Elective Deferrals	☒ Yes	☐ No

Matching Contributions
(if applicable)	☒ Yes	☐ No

2.        Disability

May a participant who has incurred a Disability request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions?

Employer Profit Sharing
Contributions	☐ Yes	☒ No

Elective Deferrals	☐ Yes	☒ No

Matching Contributions
(if applicable)	☐ Yes	☒ No

3.        Attainment of Normal Retirement Age

May a Participant who has attained Normal Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions?

Employer Profit Sharing
Contributions	☐ Yes	☒ No

Elective Deferrals	☐ Yes	☒ No

Matching Contributions
(if applicable)	☐ Yes	☒ No

4.        Attainment of Age 59 1/2

May a Participant who has attained age 59 1/2 request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions while still employed by the Employer?

Employer Profit Sharing
Contributions	☒ Yes	☐ No

	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Elective Deferrals	☒ Yes	☐ No

Matching Contributions
(if applicable)	☒ Yes	☐ No

	☐	Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

5.        In-Service Withdrawals

a.        In general, may a Participant request a distribution of that portion of the Participant’s Individual Account attributable to the following types of contributions during service pursuant to Section 5.01(A)(4) of Plan (complete items a, b and c)?

Employer Profit Sharing Contributions

Option 1:  ☐     Yes

Option 2:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:  ☐     Yes, but only with respect to a Participant who has participated in the Plan for              or more years and has attained age             .

Option 4:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for              or more years and has attained age             .

Option 5:  ☒     No.

Matching Contributions, (if applicable)

Option 1:  ☐     Yes

Option 2:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:  ☐     Yes, but only with respect to a Participant who has participated in the Plan for              or more years and has attained age             .

Option 4:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for              or more years and has attained age             .

Option 5:  ☒     No.

b.        One-Time In-Service Withdrawal Option

Will the one-time in-service withdrawal provisions described in Section 5.01(A)(7) of the Plan apply to the following types of contributions?

Employer Profit Sharing Contributions

Option 1:  ☐     Yes

Option 2:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:  ☐     Yes, but only with respect to a Participant who has participated in the Plan for              or more years and has attained age             .

Option 4:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for              or more years and has attained age             .

Option 5:  ☒     No.

If the answer is “Yes,”, specify the percentage that a Participant may withdraw:               percent.

Matching Contributions (if applicable)

Option 1:  ☐     Yes

Option 2:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:  ☐     Yes, but only with respect to a Participant who has participated in the Plan for              or more years and has attained age             .

Option 4:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for              or more years and has attained age             .

Option 5:  ☒     No.

If the answer is “Yes,”, specify the percentage that a Participant may withdraw:               percent.

c.        Hardship Withdrawals

May a Participant request a distribution of that portion of the Participant’s Individual Account attributable to the following types of contributions on account of hardship pursuant to Section 5.01(A)(5) of the Plan?

Employer Profit Sharing Contributions

Option 1:  ☐     Yes

Option 2:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Employer Profit Sharing Contributions.

Option 3:  ☐     Yes, but only with respect to a Participant who has participated in the Plan for              or more years and has attained age             .

Option 4:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Employer Profit Sharing Contributions and has participated in the Plan for              or more years and has attained age             .

Option 5:  ☒     No.

NOTE:  If Option 1, 2, 3 or 4 is selected, choose one of the following suboptions.

Suboption (a):  ☐          The definition of hardship described in Section 5.01(A)(5) of the Plan shall apply.

Suboption (b):  ☐          The safe harbor definition of hardship distribution described in

Section 5.01(A)(6)(b) of the Plan shall apply.

NOTE:  If no suboption  is selected, Suboption (b) shall be deemed to be selected.

Matching Contributions (if applicable)

Option 1:  ☐     Yes

Option 2:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Individual Account attributable to Matching Contributions.

Option 3:  ☐     Yes, but only with respect to a Participant who has participated in the Plan for              or more years and has attained age             .

Option 4:  ☐     Yes, but only with respect to a Participant who is 100 percent Vested in his or her Matching Contributions and has participated in the Plan for              or more years and has attained age             .

Option 5:  ☒     No.

If the answer is “Yes,”, specify the percentage that a Participant may withdraw:               percent.

6.        Withdrawals of Rollover Contributions

May an Employee request a distribution of his or her rollover contributions at any time?

Option 1:  ☒     Yes

Option 2:  ☐     No.

7.        Withdrawals of Transfer Contributions

May an Employee request a distribution of his or her rollover contributions at any time (select one)?

Option 1:  ☒     Yes

Option 2:  ☐     No.

8.        Hardship Withdrawals of Elective Deferrals

May an Employee request a distribution of his or her rollover Elective Deferrals on account of hardship pursuant to Section 5.01(A)(6) of the Plan?

Option 1:  ☒     Yes

Option 2:  ☐     No.

NOTE:  If no option is selected for an item, Option 1 shall be deemed to be selected for that time.

Part B.            Form of Distribution (Answer each of the following items)

1.        Lump Sum

May a Participant request a distribution of the Vested portion of his or her Individual Account in a lump sum, subject to Section 5.02(C) of the Plan?

Option 1:  ☒     Yes

Option 2:  ☐     No.

2.        Installment Payments

May a Participant request a distribution of the Vested portion of his or her Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary, subject to Section 5.02(C) of the Plan?

Option 1:  ☒     Yes

Option 2:  ☐     No.

3.        Annuity Contracts

May a Participant apply the Vested portion of his or her Individual Account toward the purchase of an annuity contract, subject to Section 5.02(C) of the Plan?

Option 1:  ☐     Yes

Option 2:  ☒     No.

4.        Involuntary Cashouts

An Eligible Rollover Distribution that exceeds $1,000 but does not exceed $5,000 will be paid in the following manner pursuant to Section 5.02 and 5.04 of the Plan (select one):

Option 1:  ☒     a single sum.

Option 2:  ☐     a Direct Rollover to an individual retirement account.

NOTE:  Option 1 must be selected for at least one of the items one through three in Part B above. If neither option is selected for items one through three in Part B above, Option 1 shall be deemed to have been selected for such item. If such item four is not completed, Option 2 shall be deemed to have been selected for such item. If this Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

Part C.            Timing of Distributions

1.        Termination of Employment

Where a Participant who is entitled to a distribution under the Plan has a Termination of Employment (for reasons other than death, Disability or attainment of Normal Retirement Age), distributions shall commence (select one):

Option 1:  ☒     As soon as administratively feasible following the date the Participant requests a distribution.

Option 2:  ☐     As soon as administratively feasible following the close of the Plan Year within which the Participant requests a distribution.

Option 3:  ☐     As soon as administratively feasible following the close of the Plan Year within which the Participant requests a distribution or the Participant requests a distribution and incurs                 (not more than five) consecutive one-year Breaks in Vesting Services, whichever is later.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected. A Participant’s request for a distribution must be accompanied by his or her spouse’s consent pursuant to Section 5.13 of the Plan.

2.        Death, Disability or Attainment of Normal Retirement Age

Where a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions shall commence (select one)

Option 1:  ☒     As soon as administratively feasible following the date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 2:  ☐     As soon as administratively feasible following the close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 3:  ☐     As soon as administratively feasible following the close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant requests a distribution and incurs              (not more than five) consecutive one-year Breaks in Vesting Services, whichever is later.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

Part D.            Retirement Equity Act Safe Harbor

Will the safe harbor provisions of Section 5.13(E) of the Plan apply (select one)?

Option 1:  ☒     Yes

Option 2:  ☐     No.

Survivor Annuity Percentage (Complete only if Option 2 is selected.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity shall be a percentage equal to              percent (at least 50 percent, but no more than 100 percent) of the amount paid to the Participant prior to his or her death).

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

Part E.            Loans

May a Participant request a loan pursuant to Section 5.19 of the Plan?

Option 1:  ☒     Yes

Option 2:  ☐     No.

NOTE:  If no option is selected, Option 2 shall be deemed to be selected.

NOTE:  Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally bet at least as favorable as under the Prior Plan. Forms of distributions may be eliminated under certain conditions, but generally only after advance notice has been given to Participants as described in the Basic Plan Document.

SECTION SIX:  DEFINITIONS
Complete Parts A through M

Part A.            Plan Year Means

Option 1:  ☒     The 12-consecutive month period which coincides with the Adopting Employer’s Fiscal Year.

Option 2:  ☐     The calendar year.

Option 3:  ☐     The 52/53 week period ending on the last              (specify day of the week) nearest              (specify month and day) of each year.

Option 4:  ☐     Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)
                                                                                                                                                          .

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year’s beginning and ending dates.

                                                                                                                                                          .

Part B.            Limitation Year Means

Option 1:  ☒     The Plan Year.

Option 2:  ☐     The calendar year.

Option 3:  ☐     Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)

                                                                                                                                                          .

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

Part C.            Measuring Period For Vesting

Years of Vesting Service shall be measured over the following 12-consecutive month period:

Option 1:  ☒     The Plan Year.

Option 2:  ☐     The 12-consecutive month period commencing with the Employee’s Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee’s Employment Commencement Date.

Option 3:  ☐     Other (specify)

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

Part D.            Hours of Service Equivalencies

Service will be determined on the basis of (select one):

Option 1:  ☐     Actual hours for which an Employee is paid or entitled to payment.

Option 2:  ☐     Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Option 3:  ☐     Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service curing the week.

Option 4:  ☐     Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Option 5:  ☐     Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected. This Section Six, Part D will not apply if the elapsed time method of Section Six, Part E, Option 2 is selected.

Part E.            Elapsed Time Method

In lieu of tracking Hours of Service of Employees, will the elapsed time method described under the definition of Hours of Service be used (select one or more)?

Option 1:  ☐     No.

Option 2:  ☐     Yes.

Option 3:  ☒     Yes, for purposes of determining a Participant’s Vested percentage.

Option 4:  ☒     Yes, for purposes of determining eligibility to participate in the Plan.

Option 5:  ☐     Yes, for purposes of determining if a Participant is a Qualifying Participant or Qualifying Contributing Participant and therefore eligible to receive an Employer Contribution.

NOTE:  If no option is selected, Option 1 shall be deemed to be selected.

Part F.            Compensation

1.        Employer Profit Sharing Contributions

a.        General Definition

For purposes of Employer Profit Sharing Contributions, Compensation will mean all of each Participant’s (select one):

Option 1: ☐  W-2 wages.

Option 2: ☐  Section 3401(a) wages.

Option 3: ☒  415 safe-harbor compensation.

Option 4: ☐  Other

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 4 may not be selected if the Employer has selected an integrated allocation formula for the Profit Sharing Contribution.

b.        Determination Period

For purposes of Employer Profit Sharing Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1: ☒  The Plan Year.

Option 2: ☐  The calendar year ending with or within the Plan Year.

Option 3: ☐  The consecutive 12-month period, beginning on (specify month and day)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.        Inclusion of Elective Deferrals

For purposes of Employer Profit Sharing Contributions, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following sections of the Code (select “Yes” or “No” for each of the following items).

Section 125 (cafeteria plans)	☒ Yes	☐ No

Section 132(f)(4) (qualified transportation fringe benefits)	☒ Yes	☐ No

Section 402(e)(3) (401(k) plans)	☒ Yes	☐ No

Section 402(h)(1)(B) (salary deferral SEP plans)	☒ Yes	☐ No

Section 403(b) (tax-sheltered annuity plans)	☒ Yes	☐ No

NOTE: If no option is selected, “Yes” shall be deemed to be selected for that Item.

d.        Exclusions From Compensation

For purposes of Employer Profit Sharing Contributions, Compensation shall not include the following (select any that apply).

☐  Bonuses      ☐  Commissions

☐  Overtime      ☒  Other (specify)  See Attachment

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A, item 2 is selected.

2.        Elective Deferrals

a.        General Definition

For purposes of Elective Deferrals, Compensation will mean all of each Participant’s (select one):

Option 1: ☐  W-2 wages.

Option 2: ☐  Section 3401(a) wages.

Option 3: ☒  415 safe-harbor compensation.

Option 4: ☐  Other

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 4 may not be selected if the Employer has selected an integrated allocation formula for the Profit Sharing Contribution.

b.        Determination Period

For purposes of Employer Profit Sharing Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1: ☒  The Plan Year.

Option 2: ☐  The calendar year ending with or within the Plan Year.

Option 3: ☐  The consecutive 12-month period, beginning on (specify month and day)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.        Inclusion of Elective Deferrals

For purposes of Employer Profit Sharing Contributions, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following sections of the Code (select “Yes” or “No” for each of the following items).

Section 125 (cafeteria plans)	☒ Yes	☐ No

Section 132(f)(4) (qualified transportation fringe benefits)	☒ Yes	☐ No

Section 402(e)(3) (401(k) plans)	☒ Yes	☐ No

Section 402(h)(1)(B) (salary deferral SEP plans)	☒ Yes	☐ No

Section 403(b) (tax-sheltered annuity plans)	☒ Yes	☐ No

NOTE: If no option is selected, “Yes” shall be deemed to be selected for that Item.

d.        Exclusions From Compensation

For purposes of Employer Profit Sharing Contributions, Compensation shall not include the following (select any that apply).

☐  Bonuses      ☐  Commissions

☐  Overtime      ☒  Other (specify)  See Attachment

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A, item 2 is selected.

3.        Matching Contributions

a.        General Definition

For purposes of Elective Deferrals, Compensation will mean all of each Participant’s (select one):

Option 1: ☐  W-2 wages.

Option 2: ☐  Section 3401(a) wages.

Option 3: ☒  415 safe-harbor compensation.

Option 4: ☐  Other

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Option 4 may not be selected if the Employer has selected an integrated allocation formula for the Profit Sharing Contribution.

b.        Determination Period

For purposes of Employer Profit Sharing Contributions, Compensation shall be determined over the following applicable period (select one):

Option 1: ☒  The Plan Year.

Option 2: ☐  The calendar year ending with or within the Plan Year.

Option 3: ☐  The consecutive 12-month period, beginning on (specify month and day)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

c.        Inclusion of Elective Deferrals

For purposes of Employer Profit Sharing Contributions, Compensation shall include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following sections of the Code (select “Yes” or “No” for each of the following items).

Section 125 (cafeteria plans)	☒ Yes	☐ No

Section 132(f)(4) (qualified transportation fringe benefits)	☒ Yes	☐ No

Section 402(e)(3) (401(k) plans)	☒ Yes	☐ No

Section 402(h)(1)(B) (salary deferral SEP plans)	☒ Yes	☐ No

Section 403(b) (tax-sheltered annuity plans)	☒ Yes	☐ No

NOTE: If no option is selected, “Yes” shall be deemed to be selected for that Item.

d.        Exclusions From Compensation

For purposes of Employer Profit Sharing Contributions, Compensation shall not include the following (select any that apply).

☐  Bonuses      ☐  Commissions

☐  Overtime      ☒  Other (specify)  See Attachment

NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section Three, Part A, item 2 is selected.

4.        Universal Compensation Issues

a.        Pre-Entry Date Compensation

1.        General Purposes

Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the Employee’s Compensation which shall be taken into account for purposes of the Plan (other than ADP or ACP testing) shall be (select one):

Option 1:  ☐     The Employee’s Compensation only from the Entry Date, applicable to the particular type of contribution, on which the Employee became a Participant in the Plan.

Option 2:  ☒     The Employee’s Compensation for the whole of such Plan Year.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

2.        ADP and ECP Testing Purposes

For the Plan Year in which an Employee enters the Plan, the Employee’s Compensation which shall be taken into account for purposes of ADP and ACP testing shall be (select one):

Option 1:  ☐     The Employee’s Compensation only from the Entry Date, applicable to the particular type of contribution, on which the Employee became a Participant in the Plan.

Option 2:  ☒     The Employee’s Compensation for the whole of such Plan Year.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part G.            Normal Retirement Age

The Normal Retirement Age under the Plan shall be (select and complete one):

Option 1:  ☒     Age 65 (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code).

Option 2:  ☐     The later of age             (not to exceed 65 or such later age as may be allowed under Section 411(a)(8) of the Code) or the

                  (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected, Option 1 shall be deemed to be selected and age 59 1/2 will be deemed to have been entered.

Part H.            Early Retirement Age

The Early Retirement Age under the Plan shall be (select one):

Option 1:  ☒     An Early Retirement Age is not applicable under the Plan.

Option 2:  ☐     A Participant satisfies the Plan’s Early Retirement Age conditions by attaining age              and completing                Years of Vesting Service.

NOTE: If no option is selected, Option I shall be deemed to be selected.

Part I.             Valuation Date

The Plan valuation Date shall be (select one):

Option 1:  ☐     Daily.

Option 2:  ☐     The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

Option 3:  ☐     The last day of each Plan quarter.

Option 4:  ☐     The last day of each month.

Option 5:  ☒     Other (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.)

Each business day the New York Stock Exchange is open for trading.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

Part J.            Disability

For purposes of this Plan, Disability shall mean (select one):

Option 1:  ☒     The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2:  ☐      The inability to engage inn any substantial, gainful activity in the Employee’s trade or profession for which the Employee is best qualified through training or experience.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part K.                   Highly Compensated Employee

1.             Top Paid Group Election

For purposes of determining who is a Highly Compensated Employee under the Plan, the top paid group election shall apply (select one).

Option 1:  ☐         Yes.

Option 2:  ☒        No.

NOTE: If no option is selected, Option 2 shall be deemed to be selected.

2.             Calendar Year Data Election

For purposes of determining who is a Highly Compensated Employee (other than a five-percent owner) under the Plan, the calendar year date election shall apply (select one).

Option 1:  ☒        Yes.

Option 2:  ☐         No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part L.                   Required Beginning Date

For purposes of determining when minimum distributions must begin to be made to each Participant, the Required Beginning Date shall mean (select one):

Option 1:  ☐      The April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2.

Option 2:  ☐      The April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2, except that distributions to a Participant (other than a five-percent owner) with respect to benefits accrued after the later of the adoption or effective date of the amendment to the Plan must commence by the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires.

Option 3:  ☒      The later of the April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2 or retires except that distributions to a five-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

NOTE: If no option is selected, Option 3 shall be deemed to be selected.

NOTE: If Option 3 is selected, choose one or more of the following suboptions. Suboption (c) must be selected to the extent that there would otherwise be an elimination of a preretirement age 70 1/2 distribution option for Employees older than those listed above.

Suboption (a)        ☒  Any Participant attaining age 70 1/2 in years after 1995 may elect by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997, in the case of a Participant attaining age 70 1/2 in 1996).

Suboption (b)        ☒  Any Participant attaining age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There shall be (select one):

(i)  ☐  a new annuity starting date upon recommencement, or

(ii) ☒ no new annuity starting date upon recommencement.

NOTE: If neither item (i) nor item (ii) is selected, item (ii) will be deemed to be selected.

Suboption (c)        ☒  The preretirement age 70 1/2 distribution option is only eliminated with respect to an Employee who reaches age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment. The preretirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which a Participant attains age 70 1/2 and ends April 1 of the immediately following calendar year.

NOTE: If no suboption(s) is selected, Suboptions (a), (b) and (c) will be deemed to be selected.

Part M.                  Eligibility Computation Period

An Employee’s Eligibility Computation Periods subsequent to his or her initial Eligibility Computation Period shall be (select one):

Option 1: ☒       The 12-consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date.

Option 2: ☐        The Plan Year commencing with the Plan Year beginning during his or her initial Eligibility Computation Period.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

SECTION SEVEN: MISCELLANEOUS
Complete Parts A and B

Part A.                   Permissible Investments

The assets of the Plan shall be invested only in those investments described below (to be completed by the Prototype Sponsor):

Part B.                   Participant Direction

1.             Authorization

Will a Participant be responsible for directing the investment of his or her Plan assets pursuant to Section 7.22(B) of the Plan (select one)?

Option 1: ☒  Yes.

Option 2: ☐  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected. Complete the remainder of Part B only if Option 1 is selected.

2.             Investment Options

A Participant may direct the investment of his or her Plan assets among the following investments (select one):

Option 1: ☒  Yes.

Option 2: ☐  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

3.             Accounts Subject to Participant Direction

A Participant shall be responsible for directing the following portions of his or her Individual Account (select one):

Option 1:	☐	Those accounts that the Plan Administrator may designate from time to time in a uniform and nondiscriminatory manner.

Option 2:	☒	The entire Individual Account.

Option 3:	☐	The following accounts (select any that apply):
		☐	Elective Deferral account
		☐	Matching Contribution account
		☐	Employer Profit Sharing Contribution account

☐	Rollover contribution account
☐	Transfer contribution account
☐ Other (Specify one or more of the accounts that may, in part, comprise a Participant’s Individual Account under this Plan.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

4.             Frequency of Investment Changes

A Participant may make changes to the investments within his or her Individual Account with the following frequency (select one):

Option 1: ☐  In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other Fiduciary.

Option 2: ☒  Daily.

Option 3: ☐  Monthly.

Option 4: ☐  Quarterly.

Option 5: ☐  Other (Specify one or more of the accounts that may, in part, comprise a Participant’s Individual Account under this Plan.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected. The Plan’s Valuation Dates must be at least as often as the frequency selected above.

SECTION EIGHT: TRUSTEE AND CUSTODIAN
Complete Parts A and B (as applicable)

Part A.                   Custodian (This Part A must be completed unless a Trustee is named in Part B, below.)

Financial Organization

Address

Signature

Type Name	Title

Part B.                   Trustee (This Part B must be completed unless the Plan covers one or more Self-Employed Individuals or satisfies another exception under Section 403(b) of ERISA. Select one.)

Option 1: ☒  Financial Organization as Trustee

Option 2: ☐  Individual Trustee(s)

The Trustee of this Plan shall be a: ☒ Directed Trustee☐ Discretionary Trustee

Name of Trustee	Vanguard Fiduciary Trust Company

Address	P.O. Box 2900, Valley Forge, PA 19482

Telephone	(800) 523-3188

Signature	/s/ Dennis Simmons	Title	Dennis Simmons, Principal

Name of Trustee

Address

Telephone

Signature	Title

Name of Trustee

Address

Telephone

Signature	Title

Name of Trustee

Address

Telephone

Signature	Title

SECTION NINE: EMPLOYER SIGNATURE
Important: Please read before signing

Prototype Sponsor

Name of Prototype Sponsor	Vanguard Fiduciary Trust Company

Address	P.O. Box 2900, Valley Forge, PA 19482

Telephone	(800) 523-1188

☐            Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.

Name of Adopting Employer

Address:

City	State	Zip

Telephone

Signature of Plan Administrator		Date Signed

Type Name

☒ Check here if there is an attachment(s) that applies to this Plan (If this box is checked, please describe the attachment(s) below.)

Plan Clarification

I am an authorized representative of the Adopting Employer named above and I state the following:

1.             I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan;

2.             I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan;

3.             I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and

4.             I have received a copy of this Adoption Agreement, the corresponding basic Plan Document and, if applicable, any separate trust agreement used in lieu of the trust agreement contained in the Basic Plan Document.

Signature of Adopting Employer	Date Signed

Type Name	Title

NOTE:  The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made in Employee Plans Determinations of the Internal Revenue Service. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01. The signature of the Adopting Employer in this

Section Nine shall apply to Section 10 of this Adoption Agreement if the Employer is restating its Plan to comply with Revenue Procedure 2000-20.

Attachment for the
Talecris Biotherapeutics, Inc. Employee Savings Plan
To the Vanguard Comprehensive 401(k) Plan
Nonstandardized Safe Harbor Adoption Agreement
(Effective as of April 1, 2005)

1.             Section Six, Part F.1.d. of the Adoption Agreement regarding the exclusion of certain forms of income from the definition of Compensation shall mean performance pay, severance pay, long-term incentive pay, attendance, safety and special awards, noncash compensation, foreign service premiums and tax equalization payments.

2.             Section Six, Part F.2.d. of the Adoption Agreement regarding the exclusion of certain forms of income from the definition of Compensation shall mean performance pay, severance pay, long-term incentive pay, attendance, safety and special awards, noncash compensation, foreign service premiums and tax equalization payments.

3.             Section Six, Part F.3.d. of the Adoption Agreement regarding the exclusion of certain forms of income from the definition of Compensation shall mean performance pay, severance pay, long-term incentive pay, attendance, safety and special awards, noncash compensation, foreign service premiums and tax equalization payments.

Qualified Retirement Plan
EGTRRA Model Amendment Kit

For use with Vanguard’s
401(k) Plans

INSTRUCTIONS

•              Complete and sign the Vanguard Adoption Agreement Amendment and return to Vanguard.

•              Review the Vanguard Basic Plan Document Amendment and file with your other qualified plan documents.

Vanguard Adoption
Agreement Amendment

This amendment of the Plan (hereinafter referred to as “the Amendment”) is comprised of this Adoption agreement Amendment and the corresponding Basic Plan Document Amendment and is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. The Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the Amendment.

Employer Information

Name of Adopting Employer		Talecris Biotherapeutics

Address:	79 TW Alexander Drive, 4101 Research Commons

City	Research Triangle Park	State	NC	Zip	27709

Telephone		Adopting Employer’s Federal Tax I.D. Number			32-2032472

Name of Plan	Talecris Biotherapeutics, Inc. Employee Savings Plan

Plan Sequence Number	001		Adopting Employer’s Fiscal Year End		12/31

Vanguard Account Number		097390

NOTE:  Section numbers used below correspond to the Adoption Agreement sections to which the Amendment provisions relate.

SECTION THREE: CONTRIBUTIONS

Part A.                   Direct Rollovers

The plan will accept Direct Rollovers of Eligible Rollover Distributions from (select any that apply)

1.           ☐              A qualified plan described in Section 401(a) or 403(a) of the Code, excluding Nondeductible Employee Contributions.

2.           ☒             A qualified plan described in Section 401(a) or 403(a) of the Code, including Nondeductible Employee Contributions.

3.           ☒             An annuity contract described in Section 403(b) of the Code, excluding Nondeductible Employee Contributions.

4.           ☒             An eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Part B.                   Indirect Rollovers

The Plan will accept indirect rollovers of Eligible Rollover Distributions form (select any that apply)

1.           ☒             A qualified plan described in Section 401(a) or 403(a) of the Code.

2.           ☒             An annuity contract described in Section 403(b) of the Code.

3.           ☒             An eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Part C.                   Rollover Contributions from IRAs

Will the Plan accept rollover contributions of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income (select one)?

Option 1: ☐  Yes.

Option 2: ☒  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part D.                   Effective Date of Direct Rollover, Indirect Rollover, and Rollover Contributions from IRAs (complete if one or more boxes are selected in either Parts A or B above or if Option 1 is selected in Part C above)

Section 3, Part B of the Basic Plan Document Amendment shall be effective 04/01/05 (enter a date no earlier than January 1, 2002).

Part E.                    Modification of Top-Heavy Rules

The Minimum Benefits for Employees Also Covered Under Another Plan

The Employer should describe below the extent, if any, to which the top-heavy minimum benefit requirement of Section 416(c) of the Code and Section 3.01(E) of the Plan shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan.

N/A

Part F.                    Catch-up Contributions

Will Employees be permitted to make catch-up contributions pursuant to Section 3, Part F of the Basic Plan Document Amendment (section one)?

Option 1: ☒  Yes, after 04/01/2005 (enter December 31, 2001 or a later date)

Option 2: ☐  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part G.                   Matching Contributions and Catch-up Contributions

Will Matching Contributions be made, in accordance with the Matching Contribution formula specified in the Adoption Agreement, with regard to Catch-up Contributions (select one)?

Option 1: ☐  Yes.

Option 2: ☒  No.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part II.                   Suspension of Elective Deferrals Following Hardship Distribution

The following transition rule shall apply to Participants who received distributions of Elective Deferrals during the 2001 calendar year (select one).

Option 1: ☒  A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and Nondeductible Employee Contributions under this and all other plans of the Employer for six months after receipt of the distribution of until January 1, 2002, if later.

Option 2: ☐  A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and Nondeductible Employee Contributions under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Deferrals that were in effect prior to this Amendment.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

SECTION FOUR: VESTING AND FORFEITURES

Part A.                   Participants Subject to EGTRRA Vesting Schedules

The provisions of Section Four of the Basic Plan Document Amendment shall apply to

Option 1: ☒  all Participants with Individual Accounts derived from Matching Contributions

Option 2: ☐  those Participants with Individual Accounts derived from Matching Contributions who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part B.                   Application to Matching Contributions

The provisions of Section Four of the Basic Plan Document Amendment shall apply to

Option 1: ☒  all Matching Contributions in the Participant’s Individual Accounts.

Option 2: ☐  only Matching Contributions in the Participant’s Individual Accounts for Plan Years beginning after December 31, 2001.

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Part C.                   Vesting Schedule for Matching Contributions

A Participant shall become Vested in his or her Individual Account derived from Matching Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows. (Select one vesting schedule for Matching Contributions, if applicable.)

YEARS OF	VESTED PERCENTAGE
VESTING SERVICE	Option 1 ☐	Option 2 ☐	Option 3 ☒	Option 4 ☐	(Complete if Chosen)
Less than One	0%	0%	100%	0%
1	0%	0%	100%	0%
2	0%	20%	100%	0%	(not less than 20%)
3	100%	40%	100%	0%	(not less than 40%)
4	100%	60%	100%	0%	(not less than 60%)
5	100%	80%	100%	0%	(not less than 80%)
6	100%	100%	100%	0%	(not less than 100%)
7	100%	100%	100%	0%	(not less than 100%)

NOTE: If no option is selected, Option 3 shall be deemed to be selected.

SECTION FIVE: DISTRIBUTIONS AND LOANS

Part A.                   Rollovers Disregarded in Involuntary Cash-Outs.

Will rollover contributions be included in determining the value of a Participant’s Vested Individual Account for purposes of the Plan’s involuntary cash-out rules (select one)?

Option 1: ☒  Yes.

Option 2: ☐  No.

If the Employer selected Option 2, the election shall apply with respect to distributions made after                  (enter a date no earlier than December 31, 2001).

NOTE: If no option is selected, Option 2 shall be deemed to be selected

Part B.                   Distribution Upon Severance From Employment

Will Section 5, Part B of the Basic Plan Document Amendment apply?

Option 1: ☐  Yes, regardless of when the severance from employment occurred.

Option 2: ☒  Yes, for severances from employment occurring (enter date) after 04/01/2005.

Option 3: ☐  No.

If either Option 1 or Option 2 is selected, such provisions shall apply to distributions occurring after 04/01/2005 (enter a date no earlier than December 31, 2001.)

NOTE: If no option is selected, Option 1 shall be deemed to be selected.

Signature of Trustee(s)

Name of Trustee	Vanguard Fiduciary Trust Company

Address	P.O. Box 2900, Valley Forge, PA 19482

Telephone	(800) 523-1188

Signature	/s/ Dennis Simmons	Title	Dennis Simmons, Principal

Signature of Employer

1.             I acknowledge that I have relied upon my own advisors regarding the completion of this Amendment and the legal and tax implications of amending this Plan;

2.             I understand that my failure to properly complete this Amendment may result in disqualification of the Plan; and

3.             I have received a copy of this Amendment.

Signature of Adopting Employer	Date Signed

Type Name	Title

NOTE: In order to obtain reliance with respect to plan qualification, the Employer may be required to apply to the Employee Plans Determinations of the Internal Revenue Service for a determination letter.

Vanguard
Basic Plan Document
Amendment

This amendment of the Plan (hereinafter referred to as “the Amendment”) is comprised of this Basic Plan Document Amendment and the corresponding Adoption Agreement Amendment and is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001. The Amendment shall supersede the provisions of the Planto the extent those provisions are inconsistent with the provisions of the Amendment.

Note: Section numbers used below correspond to the Basic Plan Document Sections to which the Amendment provisions related.

DEFINITIONS

Catch-up Contributions: Catch-up Contributions means Elective Deferrals made to the Plan pursuant to Section 3 of the Amendment, Section 414(v) of the Code and the applicable regulations and other guidance of general applicability issued thereunder. Unless otherwise indicated in the Adoption Agreement Amendment, Catch-up Contributions shall be subject to the Matching Contribution formula specified in the Adoption Agreement.

Compensation: The annual Compensation of each Participant taken into account in determining allocations, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation paid during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the Determination Period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the Determination Period that begins with or within such calendar year.

Effective Date: This section shall be effective for any Plan Year beginning after December 31, 2001.

Key Employee: Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a five-percent owner of the Employer, or a one-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means Compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

Effective Date: This section shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefit requirements of Section 416(c) of the Code for such years. This section amends Section 7.19 of the Plan.

Eligible Retirement Plan: For purposes of the Direct Rollover provisions of the Plan, the definition of an Eligible Retirement Plan shall only mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a Surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under  Qualified Domestic Relations Order, as defined in Section 414(p) of the Code.
Effective Date: This section shall apply to distributions made after December 31, 2001.

Eligible Rollover Distributions: For purposes of the Direct Rollover provisions of the Plan, any amount that is distributed on account of hardship shall not be included in the definition of an Eligible Rollover Distribution and the Recipient may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

For purposes of the Direct Rollover provisions of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of Nondeductible Employee Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Effective Date: This section shall apply to distributions made after December 31, 2001.

SECTION 3: CONTRIBUTIONS

Part A.                   Limitations on Contributions:
Except to the extent permitted under Section 3 of the Amendment and Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Participant’s Individual Account under the Plan for any Limitation Year shall not exceed the lesser of:

(a)           $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

(b)           100 percent of the Participant’s Compensation, within the meaning of Section 415(c)(3) of the Code, for the Limitation Year.

The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

Effective Date: This section shall be effective for Limitation Years beginning after December 31, 2001.

Part B.                   Rollovers From Other Plans:
If rollover contributions are otherwise permitted under the Plan, the Plan will accept Participant rollover contributions and/or Direct Rollovers of distributions made after December 31, 2001, from the types of plans specified in the Adoption Agreement Amendment.

Applicability and Effective Date: This section shall apply if elected by the Employer in the Adoption Agreement Amendment and shall be effective as specified in the Adoption Agreement Amendment.

Part C.                   Repeal of Multiple Use Test:
The multiple use test described in Treasury Regulation Section 1.401(m)-2 and Section 3.14(B)(2) of the Plan shall not apply.

Effective Date: This section shall apply for Plan Years beginning after December 31, 2001.

Part D.                   Effective Deferrals: General Contribution Limitation:
No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 3 of the Amendment and Section 414(v) of the Code, if applicable.

Part E.                    SIMPLE 401(k) Elective Deferrals: Contribution Limitation:
Except to the extent permitted under Section 3, Part F of the Adoption Agreement and Section 414(v) of the Code, if applicable, the maximum Elective Deferral contribution that can be made to this Plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the Year.

Part F.                    Catch-up Contributions:
All Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan Implementing the required limitations of Section 402(g) and 415 of the Code.

The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such Catch-up Contributions.

Applicability and Effective Date: This section shall apply if elected by the Employer in the Adoption Agreement Amendment and shall be effective as specified in the Adoption Agreement Amendment.

Part G.                   Suspension Period Following Hardship Distribution:
A Participant who receives a distribution of Elective Deferrals after December 31, 2001, on account of hardship shall be prohibited from making Elective Deferrals and Nondeductible Employee Contributions under this and all other plans of the Employer for six months after receipt of the distribution. A Participant who receives a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and Nondeductible Employee Contributions under this and all other plans of the Employer for the period specified by the Employer in the Adoption Agreement Amendment.

SECTION 4: VESTING AND FORFEITURES

Part A.                   Vesting of Matching Contributions:
A Participant’s Individual Account derived from Matching Contributions shall vest as provided by the Employer in the Adoption Agreement Amendment. If the vesting schedule for Matching Contributions in either Option two or Option four of the Adoption Agreement Amendment is elected, the election is Section 7.06(D) of the Plan shall apply.

Effective Date: This section shall apply to Participants with accrued benefits derived from Matching Contributions who complete and Hour of Service under the Plan in a Plan Year beginning after December 31, 2001. If elected by the Employer in the Adoption Agreement Amendment, this section shall also apply to all other Participants with accrued benefits derived from Employer Matching Contributions.

Part B.                   Rollovers Disregarded in Involuntary Cash-Outs:
For purposes of Section 4.01(C) of the Plan, the value of a Participant’s Vested Individual Account shall be determined without regard to that portion of the Individual Account that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4),

403(b)(8), 408(d)(3)(A)(ii), and 457(c)(16) of the Code. If the value of the Participant’s Vested Individual Account as so determined is $5,000 or less, the Plan shall immediately distribute the Participant’s entire Vested Individual Account.

Applicability and Effective Date: This section shall apply if elected by the Employer in the Adoption Agreement Amendment and shall be effective as specified in the Adoption Agreement Amendment.

SECTION 5: DISTRIBUTIONS AND LOANS TO PARTICIPANTS

Part A.                   Plan Loans for Owner-Employees and Shareholder-Employees:

Effective Date: This section shall be effective for Plan loans made after December 31, 2001.

Part B.                   Distribution Upon Severance From Employment:
A Participant’s Elective Deferrals; Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Applicability and Effective Date: This section shall apply if elected by the Employer in the Adoption Agreement Amendment and shall apply for distributions and severances from employment occurring after the dates specified in the Adoption Agreement Amendment.

SECTION 7: MISCELLANEOUS

Part A.                   Top-Heavy Rules: Present Value
This paragraph shall apply for purposes of determining the Present Values of accrued benefits and the amounts of account balances of Employees as of the Determination Date. The Present Values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In case of a distribution made for a reason other than the separation from service, death, or Disability, this provision shall be applied by substituting “five-year period” for “one-year period.”  The accrued benefits and amounts of any individual who has not performed services for the Employer during the one-year period ending on the Determination Date shall not be taken into account.

Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Average Contribution Percentage test and other requirements of Section 401(m) of the Code.

The Employer may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirement of Section 401(k)(12) of the Code and Matching Contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

Effective Date: This Section shall apply for purposes of determining whether the Plan is a Top-Heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefit requirements of Section 416(c) of the Code for such years. This section amends Section 7.29 of the Plan.

Part B.                   Top-Heavy Rules: Safe Harbour CODA
The top-heavy requirements of Section 416 of the Code and Section 7.19 of the Plan shall not apply in any year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and Matching Contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

Effective Date: This section shall apply for years beginning after December 31, 2001.

VANGUARD FIDUCIARY TRUST CO.	Contact Person:	Ms. Arrington 50-00197

P O BOX 2600	Telephone Number:	(202) 283-8811

VALLEY FORGE, PA 19482	In Reference to: T:EP:RA:T3

Date: 08/22/2001

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determinations in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996; Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998. Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer’s plan qualifies under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401(a)(26), 401(1), 401(b) and 414(a). Our opinion does not apply for purposes of Code section 401(a)(10)(B) and section 401(a)(16) if an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefit plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a)(16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employee as defined in Code section 419A(D)(1).

Our opinion applies with respect to the requirements of Code Section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a)(4) and the requirements of sections 401(k) and 401(m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another plan).

An employer that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 1996, or the combined plan limit of section 415(e) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determinations on Form 5307, Application for Determination for Adopters of Master or Prototype or Volume Submitter Plans.

The form of the plan is a nonstandardized safe harbor plan that meets the requirements of section 4.14 of Rev. Proc. 2000-20, 200-6 I.R.B. 553.

If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan’s adoption agreement must include the sponsor’s address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

Sincerely yours,

/s/ Paul T. Shultz

Director

Employee Plans Rulings & Agreements